SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934

     Date of Report (Date of earliest event reported): January 22, 2001
                                                       ----------------

                               ICALL SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 NEVADA               000-26183             91-1932068
         -----------------------     -----------            ----------
     (State or other jurisdiction    (Commission          (IRS Employer
        of incorporation)            File Number)      Identification No.)

            388 Market Street, Suite 500
            San Francisco, CA                                 94111
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (604) 605-8852
                                                           --------------

Item 7. Financial Statements and Exhibits.

The Registrant has recently completed the audit of their wholly-owned subsidiary, The Internet CallCentre Pte. Ltd., a Singapore corporation, as of December 31, 2000, and for the period from inception, December 17, 1999, through
December 31, 2000.

The reader should note that these statements represent the Company's wholly-owned subsidiary only. As such, they reflect solely the financial condition and results of operations for the subsidiary and not the parent, iCall Systems, Inc., and further reflect the "pre-reverse acquisition" statements since the reverse acquisition of The Internet CallCentre Pte. Ltd. By the Company was completed and effective on January 22, 2001.

PLEASE ALSO NOTE THAT THE FINANCIAL STATEMENTS PRESENTED HEREIN ARE STATED IN SINGAPORE DOLLARS AND HAVE NOT BEEN CONVERTED US DOLLARS FOR PRESENTATION PURPOSES. AT YEAREND 2000, ONE US DOLLAR WAS EQUAL TO 1.840 SINGAPORE DOLLARS.

                  THE INTERNET CALL CENTER PTE LTD

                      REPORT OF THE DIRECTORS
                     AND FINANCIAL STATEMENTS

                   PERIOD FROM DECEMBER 17, 1999
                    (DATE OF INCORPORATION) TO
                        DECEMBER 31, 2000

THE INTERNET CALL CENTRE PTE LTD

REPORT OF THE DIRECTORS

The directors present their report together with the audited financial statements of the company for the financial period from the date of incorporation on December 17, 1999 to December 31, 2000.

1. DIRECTORS

The directors of the company in office at the date of this report are:

Mr. Seah Kim Seug            (Appointed on December 17, 1999)
Mr. Ho Chin Beng             (Appointed on January 28, 2000)
Mr. Hee Fook Choy, Ronald    (Appointed on January 29, 2000)
Mr. Chris Anand s/o Kuppsamy (Appointed on November 6, 2000)
Mr. Lee Kiang Piaw           (Appointed on November 13, 2000)
Mr. Kwee Chung               (Appointed on November 13, 2000)

2. PRINCIPLE ACTIVITIES

The principle activities of the company are to carry on the business as providing information services and software consultancy services.

There have been no significant changes in the nature of these activities during the financial period.

3. RESULTS FOR THE FINANCIAL YEAR
                                                          S$
Loss for the period and accumulated losses
 at the end of the period                              14,460,086

4. MATERIAL TRANSFERS TO/FROM RESERVES AND PROVISIONS

During the financial period, there were no material transfers to or from reserves or provisions.

5. ISSUE OF SHARES AND DEBENTURES

During the financial period, the company increased its authorized share capital to 16,800,000 ordinary shares of S$1.00 each.

During the financial period, the company issued:

i) two ordinary shares of S$1.00 each at par for cash to the subscriber of the memorandum of association;

ii) 1,285,000 ordinary shares of S$1.00 each fully paid at par for cash;

iii) 12,600,000 ordinary shares of S$1.00 each fully paid at par for non-cash in accordance with the Assignment Agreement to purchase intellectual properties dated January 29, 2000;

iv) 840,000 ordinary shares of S$1.00 each fully paid for non-cash at S$1.32 each by way conversion from outstanding and prepaid rental expenses on the company's premises; and

v) 225,000 ordinary shares of S$1.00 each fully paid for cash at S$1.52 each.

The cash proceeds from the above issues of ordinary shares were used as working capital.

No debentures were issued by the company during the financial period.

6. AGREEMENTS TO ENABLE DIRECTORS TO ACQUIRE BENEFITS BY MEANS OF THE ACQUISITION OF SHARES AND DEBENTURES

Neither at the end of the financial year not at any time during the financial year did there subsist any arrangement whose object is to enable the directors to acquire benefits by means of he acquisition of shares or debentures in the company or any other corporate.

7. DIRECTORS' INTEREST IN SHARES AND DEBENTURES

The directors holding the office at the end of the financial year had no interest in the share capital and debentures of the company as recorded in the register of directors' shareholdings kept by the company under Section 164 of the Singapore Companies Act as follows:

                      At beginning
                    of financial period or              At end of
Name of Director   date of appointment, if later     financial period
----------------   -----------------------------     ----------------
                                      Shares of S$1.00 each
                                      --------------------
Mr. Ho Chin Beng              2,268,000                   2,268,000
Mr. Seah Kim Seng                     1                   2,520,001
Mr. Hee Fook Choy, Ronald     1,344,000                   1,344,000
Mr. Chris Anand s/o Kupposamy   504,000                     504,000
Mr. Lee Kiang Piaw              504,000                     504,000

8. DIVIDENDS

No dividends has been paid or declared or recommended by the company since the date of incorporation.

9. DIRECTORS' ACTIONS RELATING TO BAD AND DOOUBTFUL DEBTS

Before the profit and loss statement and the balance sheet were made out, the directors took reasonable steps to ascertain that proper action had been taken in relation to the writing off and providing for bad and doubtful debts and have satisfied themselves that all known bad debts if have been written off and that were necessary adequate provision has been made for doubtful debts.

At the date of this report, the directors are not aware of any circumstances which would render any amounts written off or provided for bad and doubtful debts in the financial statements of the company inadequate to any substantial extent.

10. DIRECTORS' ACTIONS RELATING TO CURRENT ASSETS

Before the profit and loss statement and the balance sheet were out, the directors took reasonable steps to ascertain that any current assets which were unlikely to realize in the ordinary course of business their book values have been written down to their estimated realizable values or were adequately provided for.

11. CHARGE ON ASSETS AND EXISTENCE OF CONTINGENT LIABILITIES AFTER PERIOD END
DATE

At the date of this report:

a) there does not exist any charge on the assets of the company which has risen since the end of the financial period which secures the liability of any other person; and

b) there does not exist any contingent liability of the company which has risen since the end of the financial year.

12. ABILITY TO MEET OBLIGATIONS

No contingent or other liability of the company has become enforceable or likely to become enforceable within the period of twelve months after the end of the financial period which, in the opinion of the directors, will or may effect the ability of the company to meet its obligations as and when they fall due.

13. OTHER CIRCUMSTANCES AFFECTING FINANCIAL STATEMENTS

At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or financial statements which would render any amount stated in the financial statements misleading.

14. UNUSUAL ITEMS

In the opinion of the directors, the results of the operations of the company have not been substantially affected by any item, transaction or event of material and unusual nature during the financial period except as disclosed in the notes to the financial statements.

15. UNUSUAL ITEMS AFTER PERIOD END DATE

In the opinion of the directors, no item, transaction or events of a material and unusual nature has arisen in the interval between the end of the financial period and the date of this report which would affect substantially the results of the operations of the company for the financial period in which this report is made except as disclosed in the notes to the financial statements.

16. DIRECTORS' RECEIPT AND ENTITLEMENT TO CONTRACTUAL BENEFITS

Since the date of incorporation, no director has received or become entitled to receive a benefit which is required to be disclosed under Section 210(8) of the
Singapore Companies Act, by reason of a contract made by the company with the director or with a firm of which he is a member, or with a company in which he has a substantial financial interest except as disclosed in the notes in the financial statements.

17. OPTION TO TAKE UP UNISSUED SHARES

During the financial period, no option to take up unissued shares of the company was granted.

18. OPTIONS EXERCISED

During the financial period, there were no shares of the company issued by virtue of the exercise of an option to take up unissued shares.

19. UNISSUED SHARES UNDER OPTION

At the end of the financial period, there were no unissued shares under option.

20. AUDITORS

The auditors, Deloitte & Touche, have expressed their willingness to accept re-appointment.

ON BEHALF OF THE DIRECTORS

/s/Lee Kiang Piaw                    /s/ Kwee Chung
-----------------                    --------------
   Lee Kiang Piaw                        Kwee Chung

Deloitte and Touche
Certified Public Accountants
95 South Bridge Road #09-00
Fidemco Centre
Singapore
Tel (65) 224-8288

AUDITORS REPORT TO THE MEMBERS OF THE INTERNET CALL CENTRE PTE LTD

We have audited the accompanying balance sheet of the Internet Call Centre
Pte
Ltd as at December 31, 2000, the profit and loss statement and the statement of changes in equity for the period ended. These financial statements are the responsibility of the company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Singapore Standards on Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statements presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

a) the accompanying financial statements are properly drawn up in accordance with the provisions of the Singapore Companies Act and Singapore Statements of
Accounting Standard and so as to give a true and fair view of:
   i) the state of affairs of the company as at December 31, 2000 and of the results and equity changes of the company for the financial period then ended;
and
   ii) the other matters required by Section 201 of the Act to be dealt with in the financial statements;

b) the accounting and other records and the registers required by the Act to be kept by the company have been properly kept in accordance with the provisions of the Act.

Without qualifying our opinion and as disclosed in Note 1 to the financial statements, there are conditions, which may indicate that the company will be unable to continue as a going concern. If the company were unable to continue in operational existence for the foreseeable future, adjustments would have to be made to reflect the situation that assets may need to be realized other than in the normal course of business and at amount that could differ significantly from the amounts at which they are currently recorded in the balance sheet. In addition, the company may have to provide for further liabilities that may arise. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets amounts or the amounts of liabilities that might be necessary should the company be unable to continue as a going concern.

/s/ Deloitte & Touche
--------------------
    Deloitte & Touche

    Certified Public Accountants

Singapore
February 15, 2001

THE INTERNET CALL CENTRE PTE LTD

BALANCE SHEET
December 31, 2000

                                     Notes              S$
ASSETS                               -----          --------
------
Current assets:
Cash                                                     341
Trade receivables                      4              95,379
Other receivables and prepayments      5             752,442
                                                    --------
Total current assets                                 848,162
                                                    --------
Non-current assets:
Investments in unquoted equity shares  6             497,727
Plant and equipment                    7             407,205
                                                    --------
Total non-current assets                             904,932
                                                    --------
Total assets                                       1,753,094
                                                   =========

LIABILITIES AND EQUITY
----------------------

Current Liabilities:
Other payables                         8             862,135
Current portion of finance leases      9               3,628
                                                    --------
Total current liabilities                            865,763
                                                    --------
Non-current liabilities:
Finance leases                         9              11,615
                                                    --------

Capital reserves:
Issued capital                        10          14,950,002
Share premium                                        385,800
Accumulated losses                               (14,460,086)
                                                 -----------

Total equity                                         875,716
                                                    --------
Total liabilities and equity                       1,753,094
                                                   =========
See accompanying notes to financial statements.

THE INTERNET CALL CENTRE PTE LTD

PROFIT AND LOSS STATEMENT
Period from December 17, 1999 (date of Incorporation)
To December 31, 2000

                                     Notes              S$
                                     -----        ----------
Revenue                              11              170,728
Cost of sales
                                                    (294,339)
                                                    --------
Gross loss                                          (123,611)
Other operating income               12              504,855
Administrative expenses                           (1,923,290)
Other operating expenses                            (318,040)
Intellectual properties written off              (12,600,000)
                                                 -----------
Loss before income tax               13          (14,460,086)
Income tax expense                   16                   --
                                                 -----------
Loss for the period                              (14,460,086)
                                                 ===========

See accompanying notes to financial statements.

THE INTERNET CALL CENTRE PTE LTD

STATEMENT OF CHANGES INEQUITY
Period from December 17, 1999 (date of Incorporation)
To December 31, 2000

                          Share     Share     Accumulated
                          Capital   premium     losses        Total
                          -------   -------   -----------     -----
                             S$       S$          S$            S$

Balance at December 17,
 1999 (date of incorporation)   2        --            --       2

Net loss for the
 Period                        --        --   (14,460,086) (14,460,086)

Issue of share capital 14,950,000   385,800            --   15,335,800
                       -----------------------------------------------
Balance at December
 31, 2000              14,950,002   385,800   (14,460,086)     875,716
                      ================================================

See accompanying notes to financial statements.

THE INTERNET CALL CENTRE PTE LTD

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

1 GENERAL

The company is incorporated in the Republic of Singapore on December 17, 1999 as a private company limited by shares with its registered office and principle place of business at 7 Temasek Boulevard, #21-01 Suntec Tower One, Singapore 038987. The financial statements are expressed in Singapore dollars.

The principle activities of the company are to carry on the business as providing information services and software consultancy services.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements, as at December 31, 2000, the company's current liabilities exceeded its current assets by S$17,601. This factor amongst other may indicate that the company will be unable to continue as a going concern. The financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts of liabilities that might be necessary should the company be unable to continue as a going concern. The company's continuation as a going concern is dependent upon continued financial support from its major shareholders.

2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING - The financial statements have been prepared in accordance with the historical cost convention and have been prepared in accordance with the provisions of the Singapore Companies Act and Singapore Statements of Accounting Standard.

FINANCE LEASES - A finance lease is recognized as an asset and as liability in the balance sheet at equal amounts at the inception of the lease to the fair value of the leased asset or, if lower, at the present value payments based on the interest rate implicit in the lease. The excess of the lease payment over the recorded lease obligation is treated as finance charges which are allocated to each lease term so as to produce a constant rate of charge on the remaining balance of the obligations. The assets are depreciated as owned depreciable assets. Rental costs under operating leases are charge to profit and loss statements in equal annual amounts over the period of the leases.

FOREIGN CURRENCY TRANSACTIONS - Transactions in foreign currencies are recorded in Singapore dollars at the rates ruling at the dates of the transactions. At each balance sheet date, recorded monetary balances are reported at the rates ruling at the balance sheet date. All realized and unrealized exchange adjustments gains and losses are dealt with in the profit and loss statement.

REVENUE RECOGNITION -

i) Revenue from maintenance services contract is recognized over the period covered by the maintenance contract.

ii) Revenue from consultancy services is recognized over the period that the consultancy work is performed.

iii) Franchising fee are recognized over the period covered by the franchise agreement.

INVESTMENTS IN UNQUOTED EQUITY SHARES - Investments in unquoted equity shares are carried at cost. Provision is made for any impairment in value other than temporary.

INCOME TAX - Tax expense is determined on the basis of tax effect accounting, using the liability method, and it is applied to all significant timing differences. Deferred tax benefits are not recognized unless there is reasonable expectations of their realization.

INTELLECTUAL PROPERTIES - Intellectual properties which are purchased from the original developers are written off directly to the profit and loss statement in the year of purchase.

PRELIMINARY EXPENSES - Preliminary expenses are written off directly to the profit and loss statement as and when it is incurred.

DEPRECIATION - Depreciation is provided on gross carrying amounts in equal annual installments over the estimated useful lives the assets. The annual rates of depreciation are as follows:

Leasehold improvements  -  over the term of leases which is 50%
Plant and equipment     -  20% to 33 1/2%

3 RELATED PARTY TRANSACTIONS

Related parties are entities with common direct or indirect shareholders and/or directors. Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

Some of the company's transactions and arrangements are with related parties and the effect of these on the basis determined between the parties are reflected in these financial statements. The balances are without fixed repayment terms and interest unless stated otherwise.

Significant related party transactions:
                                                       S$
                                                  ----------
Revenue                                              (60,000)
Management fee income                               (497,727)
Rental income                                         (4,800)
Consultancy fee expense                              247,255
Rental expense to a shareholder                      444,384
Purchase of Intellectual Properties
  from a shareholder                              12,600,000

4 TRADE RECEIVABLES
                                                        S$
                                                     ------
Outside parties                                      79,635
Related party (Note 3)                               15,744
                                                    -------
                                                     95,379
                                                     ======

The sales to related party is in the normal trade terms and repayable within the normal credit period.

5 OTHER RECEIVABLES AND PAYMENTS
                                                         S$
Other receivables                                     7,208
Prepayments                                         745,234
                                                    -------
                                                    752,442
                                                    =======

Included in the prepayments is the amount of S$738,480 of prepaid rental that was capitalized into issued and paid-up shares capital (Note 10).

6 INVESTMENT IN UNQUOTED EQUITY SHARES

At cost:                                                 S$
--------

Unquoted equity shares related parties              497,727
                                                    =======

7 PLANT AND EQUIPMENT
                        Leasehold       Plant &
                       Improvements    equipment       Total
                       ------------    ---------       -----
                            S$              S$             S$
Cost:
 Additions during the
  Period and at the
   end of the period        116,960      416,455     533,415
                            -------      -------     -------
Accumulated depreciation:
 Depreciation for the
  Period and at
   the end of period         38,173       88,037     126,210
                            -------      -------     -------
Net book value:
 At end of period            78,787      328,418     407,205
                            -------      -------     -------

Plant and equipment with net book value of S$15,244 are under finance lease agreements.

8 OTHER PAYABLES
                                                       S$
Directors                                            315,233
Accruals                                             546,902
                                                     -------
                                                     862,135
                                                     =======

The amount due to directors represents loans for working capital purposes. The loans are without fixed repayment terms and interest.

9 OBLIGATIONS UNDER FINANCE LEASES
                                                         S$
Amounts payable under finance leases:

Within one year                                        4,536
In the second to fifth years inclusive                13,762
                                                     -------
                                                      18,928
Less: future finance charges                          (3,055)
                                                     -------
                                                      15,243
Less: Amount for settlement within 12 months
      (shown under current liabilities)               (3,628)

Amount due for settlement after 12 months             11,615
                                                      ======

It is the company's policy to lease certain of its fixtures and equipment under financial leases. For the period ended December 31, 2000 the average effective borrowing 5%. Interest rates are fixed at the contract date. All leases are on a fixed repayment basis and no arrangements have been entered into for contingent rental payments.

All lease obligations are denominated in SS$.

The fair value of the company's lease obligations approximates to their carrying amount.

The company's obligations under finance leases are secured by the lessor's charge over the leased assets.

10. ISSUED CAPITAL
                                                       S$
Authorized:
 16,800,000 ordinary shares of S$1 each            16,800,000
                                                   ==========
Issued and fully paid:
 14,950,002 ordinary shares of S$1 each            14,950,002
                                                   ==========

During the financial period, the company increased its authorized share capital to 16,800,000 ordinary shares of S$1.00 each.

During the financial period, the company issued:

i) two ordinary shares of S$1.00 each at par for cash to the subscribers of the memorandum of association;

ii) 1,285,000 ordinary shares of S$1.00 each fully paid at par for cash;

iii) 12,600,000 ordinary shares of S$1.00 each fully paid at par for non-cash in accordance with the Assignment Agreement to purchase Intellectual Property dated
January 29, 2000;

iv) 840,000 ordinary shares of S$1.00 each fully paid for non-cash at S$1.32 each by way of conversion from outstanding and prepaid rental expenses on the company's premises;

v) 225,000 ordinary shares of S$1.00 each fully paid for cash at S$1.52 each.

The cash proceeds from the above issue of ordinary shares were used as working capital.

11 REVENUE

                                                 December 17,
                                                  1999 to
                                                 December 31,
                                                    2000
                                                 ------------
                                                      S$

Franchising fee                                      35,741
Rendering of services                               134,987
                                                    -------
Total                                               170,728
                                                    =======

12 OTHER OPERATING INCOME

                                                 December 17,
                                                  1999 to
                                                 December 31,
                                                    2000
                                                 ------------
                                                      S$
Management fee income from related parties          497,727
Bank interest income                                    177
Rental income from a related party                    4,800
Others                                                2,151
                                                    -------
Total                                               504,855

13 LOSS BEFORE INCOME TAX

In addition to the charge and credits disclosed elsewhere in the notes, this item includes the following charges:

                                                 December 17,
                                                  1999 to
                                                 December 31,
                                                    2000
                                                 ------------
                                                      S$
Directors' remuneration                              356,947
Auditors remuneration                                 17,000
Depreciation expenses                                126,210
Intellectual properties written off               12,600,000
Preliminary expenses written off                     191,830
Rental expenses to a shareholder                     444,384
Consultancy fee expenses to related parties          247,255
                                                  ==========

14 NUMBER OF EMPLOYEES

The number of employees in the company at December 31, 2000 were 18.

15 STAFFING COSTS

Total staffing costs for the company for the period ended December 31, 2000 were
S$908,583.

16 INCOME EXPENSE

No provisions for income tax expense has been made in the current financial period as the company incurred a tax loss.

The company has tax loss carry-forwards for offsetting future taxable income of approximately S$1,540,000. The corresponding deferred tax benefit not recorded amounted to S$392,700. The realization of the future taxable profits subject to the conditions imposed by law, including the retention of majority shareholder as defined.

17 OPERATING LEASE COMMITMENTS

At the balance sheet date the commitments in respect of operating leases with a term of more than one year were as follows:

                                                        S$
Within 1 year                                       111,096
After 1 year and within 5 years                      37,032

18 SIGNIFICANT EVENTS

In November 2000, the company entered into an acquisition and reorganization agreement ("Plan") with Altrex Inc., ("Altrex"), a company incorporated in the
United States of America. The details of the acquisition and reorganization are as follows:

i) The existing shareholders of the company will transfer to Altrex
14,950,002
ordinary shares of S$1.00 each representing all the outstanding ordinary shares of S$1.00 each in the company at the Closing, which have been determined January
24,2001.

The company will then be a wholly-owned subsidiary of Altrex.

ii) All the shares outstanding ordinary shares of Altrex prior to the Closing will be canceled and in return, the existing shareholders of Altrex will be allotted with 5,012,000 Altrex ordinary shares of USD0.001 each.

iii) Altrex will issue 6,500,000 ordinary shares of USD0.001 each to the existing shareholders of the company at the Closing.

iv) Right after the Closing, the existing shareholders of the company will own approximately 56.46% of the equity interest in Altrex with the remaining equity interest owned by the existing shareholders of Altrex.

At the date of this report, the Plan has not been finalized.

19 COMPANY FIGURES

The financial statements cover the financial period since Incorporation on December 17, 1999 to December 31, 2000. This being the first set of financial statements, there are no comparative figures.

THE INTERNET CALL CENTRE PTE LTD

STATEMENT OF DIRECTORS

In the opinion of the directors, the accompanying financial statements are drawn up so as to give a true and fair view of the state of affairs of the company as at December 31, 2000 and of the results and equity changes of the company for the financial period then ended and at the date of this statement there are reasonable grounds to believe that the company will be able to pay its debts as and when they fall due.

ON BEHALF OF THE DIRECTORS

/s/Lee Kiang Piaw                  /s/ Kwee Chung
-----------------                  --------------
   Lee Kiang Piaw                      Kwee Chung

February 15, 2001



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ICall Systems, Inc.
                                         -------------------
                                         (Registrant)

         Date:  May 23, 2001         /s/ Marc Crimeni
                                         ------------
                                         Marc Crimeni, President